Exhibit 99.3

Generation Income Properties Inc.

Overview to Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been derived from our historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of December 31, 2021, is presented to reflect pro forma adjustments as if the Company’s acquisition on March 9, 2022 of the Arizona Property was acquired on December 31, 2021.

The Previously Disclosed Acquisitions column represents the fair value purchase price allocations of the assets acquired, including acquisition costs, in connection with the previously disclosed acquisitions of the following:

•

On January 7, 2022, the Company acquired a 10,900 square-foot, single-tenant medical retail property in Chicago, Illinois (the “Illinois Property”). The Illinois Property is 100% leased to WSKC Dialysis Services, Inc.

•

On January 14, 2022, the Company acquired a 2,600 square-foot, single-tenant medical retail property in Tampa, Florida (the “Florida Property”). The Florida Property is 100% leased to Starbucks Corporation.

The Arizona Property column represents the fair value purchase price allocation of the assets acquired, including acquisition costs, in connection with the acquisition of the Arizona Property.

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2021, are presented as if the acquisition of the Arizona Property on March 9, 2022 was completed on January 1, 2021.

The Previously Disclosed Acquisitions column represents unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2021, are presented as if the acquisition of the Illinois Property, the Florida Property, and the following as if the acquisitions were completed on January 1, 2021:

•	On December 28, 2021, the Company acquired a 30,700 square foot single retail tenant property located in Grand Junction, Colorado. The Colorado Property is 100% leased to Best Buy.

Pro forma adjustments include only adjustments that give effect to events that are (1) directly attributable to the transaction and (2) factually supportable regardless of whether they have a continuing impact or are nonrecurring.

The following unaudited pro forma consolidated financial statements should be read in conjunction with our historical audited consolidated financial statements as of December 31, 2021, the “Cautionary Note Regarding Forward-Looking Statements” contained in those filings, and the “Risk Factors” sections contained in those filings.

We have based the unaudited pro forma adjustments on available information and assumptions that we believe are reasonable. The following unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position would have been as of December 31, 2021 assuming the transaction and adjustments reflected therein had been consummated on December 31, 2021 and what our actual consolidated results of operations would have been for the twelve months ended December 31, 2021 assuming the transaction and adjustments reflected therein had been completed on December 31, 2021, and additionally are not indicative of our consolidated future financial condition, results of operations, or cash flows, and should not be viewed as indicative of our future consolidated financial condition, results of operations, or cash flows.

4861-8863-9260.4

GENERATION INCOME PROPERTIES INC.

Pro Forma Consolidated Balance Sheet

(Unaudited)

	Historical	Previously Disclosed Acquisitions	Pro Forma Adjustments Arizona Property	Pro Forma
Assets

Investment in real estate
Property	$41,025,309	$5,029,853	$6,153,408	$52,208,570
Tenant improvements	482,701	75,545	349,136	907,382
Acquired lease intangible assets	3,304,014	388,843	981,203	4,674,060
Less accumulated depreciation and amortization	(3,512,343)	-	-	(3,512,343)
Total investments	41,299,681	5,494,241	7,483,747	54,277,669
Investment in tenancy-in-common	725,082	-	-	725,082
Cash and cash equivalents	10,589,576	(1,751,310)	(3,701,748)	5,136,518
Restricted cash	34,500	-	-	34,500
Deferred rent asset	156,842	-	-	156,842
Prepaid expenses	237,592	-	-	237,592
Deferred financing costs	-	-		-
Accounts receivable	88,661	-	-	88,661
Escrow deposit and other assets	288,782	-	-	288,782
Right of use asset	-	-	6,304,334	6,304,334
Total Assets	$53,420,716	$3,742,931	$10,086,333	$67,249,980

Liabilities and Stockholders' Equity

Liabilities
Accounts payable	$201,627	$-	$-	201,627
Accounts payable - related party	100	-	-	100
Accrued expenses	134,816	-	-	134,816
Acquired lease intangible liability, net	577,388	33,361	131,999	742,748
Insurance payable	33,359	-	-	33,359
Deferred rent liability	228,938	-	-	228,938
Right of use liability	-	-	6,304,334	6,304,334
Mortgage loans, net of unamortized discount	28,969,295	2,600,000	3,650,000	35,219,295
Total liabilities	30,145,523	2,633,361	10,086,333	42,865,217

Redeemable Non-Controlling Interest	9,621,159	1,109,570	-	10,730,729

Stockholders' Equity
Common stock, $0.01 par value, 100,000,000 shares authorized; 2,172,950 shares issued and outstanding	21,729	-	-	21,729
Additional paid-in capital	19,051,929			19,051,929
Accumulated deficit	(5,419,624)	-	-	(5,419,624)
Total Generation Income Properties, Inc. stockholders' equity	13,654,034	-	-	13,654,034

Total Liabilities and Stockholders' Equity	$53,420,716	$3,742,931	$10,086,333	$67,249,980

4861-8863-9260.4

GENERATION INCOME PROPERTIES INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2021

(unaudited)

	Historical	Previously Disclosed Acquisitions	Pro Forma Adjustments Arizona Property	Pro Forma
Revenue
Rental income	$3,854,846	$869,611	$855,160	$5,579,617
Other Income	45,250	-	-	45,250
Total revenue	3,900,096	869,611	855,160	5,624,867

Expenses
General, administrative and organizational costs	1,111,029	-	95	1,111,124
Building expenses	768,182	128,600	338,193	1,234,975
Depreciation and amortization	1,508,340	347,059	641,175	2,496,574
Interest expense, net	1,310,950	195,891	131,591	1,638,432
Compensation costs	849,701	-		849,701
Total expenses	5,548,202	671,550	1,111,054	7,330,806
Operating income (loss)	(1,648,106)	198,061	(255,894)	(1,705,939)
Gain on investment in tenancy-in-common	12,495	-	-	12,495
Gain on disposal of property	923,178	-	-	923,178
Net Income (loss)	$(712,433)	$198,061	$(255,894)	$(770,266)

Less: Net income attributable to non-controlling interest	530,049	-	-	530,049
Net Income (loss) attributable to Generation Income Properties, Inc.	$(1,242,482)	$198,061	$(255,894)	$(1,300,315)

Total Weighted Average Shares of Common Stock Outstanding – Basic	1,067,599	-	-	1,067,599
Total Weighted Average Shares of Common Stock Outstanding – Diluted	1,067,599	-	-	1,067,599
Basic Loss Per Share Attributable to Common Stockholder	$(1.16)	$-	$-	$(1.22)
Diluted Loss Per Share Attributable to Common Stockholder	$(1.16)	$-	$-	$(1.22)

4861-8863-9260.4

GENERATION INCOME PROPERTIES INC.

Pro Forma Statement of Taxable Operating Results and Cash to be Made Available by Operations

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations of the Company based upon the unaudited pro forma consolidated statement of operations for the year ended December 31, 2021. These estimated results do not purport to represent the results of operations for the Company in the future and were prepared based on the assumptions outlined in the unaudited pro forma consolidated statement of operations, which should be read in conjunction with this statement.

Net loss attributable to common stockholders	(1,300,315)
Net book depreciation and amortization in excess of tax depreciation and amortization	941,555
Estimated taxable operating loss	(358,760)

Adjustments:
Depreciation and amortization	2,496,574
Amortization of debt issuance costs	164,125
Amortization of below market leases	(158,191)
Common stock issued for services	112,432
Restricted stock unit compensation	201,690
Equity in earnings on investment in tenancy-in-common	(12,495)
Gain on sale of property	(923,178)
Net book depreciation and amortization in excess of tax depreciation and amortization	(941,555)
Estimated cash to be made available from operations	580,642

4861-8863-9260.4